United states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)	March 7, 2018

madison TECHNOLOGIES inc.
(Exact name of registrant as specified in its chapter)

Nevada	000-51302	Pending
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4448 Patterdale Drive, North Vancouver, BC	V7R 4L8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 206-203-0474

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Madison Explorations, Inc.	Page 2

Information to be included in report

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

The company is deeply saddened to announce the death of Thomas Brady on March 3, 2018. Mr. Brady had been President, Chief Executive Officer and a director of the company since September 2016

On March 7, 2018, Joseph Gallo consented to and was appointed the President and Chief Executive Officer of Madison.

The board of directors of Madison currently consists of Joseph Gallo as the sole director and as the President, Chief Executive Officer, the Chief Financial Officer and the Corporate Secretary of Madison.

Form 8-K	Madison Explorations, Inc.	Page 3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Madison Explorations, Inc. has caused this report to be signed on its behalf by the undersigned duly authorized person.

madison TECHNOLOGIES INC.

Dated: March 7, 2018	By:	/s/ Joseph Gallo
Joseph Gallo– CEO